[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) RESEARCH
                         INTERNATIONAL FUND

                         ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY

In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers

    o  analysis of the company's financial statements and balance sheets

    o  contact with the company's current and potential customers

    o  contact with the company's competitors

    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
      David A. Antonelli

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 33.00%, Class B shares 32.14%, Class C shares 32.17%, and Class I shares 33.61%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare over the same period to a 9.81% return for the fund's benchmark, the Morgan Stanley Capital International
(MSCI) Europe, Australasia, Far East (EAFE) Index, an unmanaged index of international stocks. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 17.86%.

Q. THE FUND PERFORMED VERY WELL DURING THE 12-MONTH PERIOD. TO WHAT DO YOU ATTRIBUTE THIS SUCCESS?

A. Essentially, it came down to astute stock selection combined with favorable industry and geographical diversification, which are byproducts of our research-intensive, bottom-up, stock-picking style. As some of last year's laggards became this year's stars, our analysts did an excellent job of identifying which companies would produce accelerating earnings growth. In addition, our research led us to maintain significant exposure to financial services, health care, energy, and industrial goods and services stocks, which generally provided strong contributions to the fund's total return.

Q.  WHAT'S YOUR TAKE ON THE CURRENT MARKET ENVIRONMENT?

A. During the past two quarters, we've experienced quite a bit of volatility due to concerns about inflation and fears of higher interest rates potentially stifling economic growth. Nevertheless, we continue to maintain an upbeat outlook for international markets, supported by the fact that we do not see significant signs of inflation, nor do we see much need for further interest rate hikes, given the generally benign inflation reports of late. Perhaps more importantly, however, is the increased interest we've seen in equity investing, as well as accelerated spending on new technology by foreign investors and corporations. We believe these trends could bode well for overseas equity markets over the long term.

Q.  HAS THE INCREASED MARKET VOLATILITY HAD ANY EFFECT ON YOUR INVESTMENT
    STRATEGY?

A. We always keep a close eye on potential market and fundamental business risks to the portfolio, but we generally maintain a fully invested portfolio of international stocks. At the same time, our focus is on finding what we believe are the best opportunities for growth and capital appreciation through our process of bottom-up Original Research(SM). As a result, we don't spend too much time analyzing macroeconomic trends and influences. In fact, we have found that volatility often creates opportunities for the portfolio as investors indiscriminately sell off stocks based on emotional considerations rather than fundamental analysis. This has been demonstrated by the fund's historically strong performance in both good and bad markets.

Q. FINANCIAL SERVICES AND TECHNOLOGY STOCKS REPRESENTED A SIGNIFICANT PORTION OF THE PORTFOLIO'S ASSETS. WHERE WERE YOU FINDING OPPORTUNITIES IN THESE SECTORS?

A. We've noticed a pronounced increase in equity investing and retirement planning among foreign investors, which we believe is helping to drive accelerating earnings growth among diversified financial services companies such as HSBC Holdings and ING Groep. In addition to favorable business conditions for the brokerage and asset management divisions at companies such as these, we anticipate strong earnings growth among their life insurance subsidiaries. Among technology stocks, we continued to find attractive investment opportunities in companies exhibiting strong business fundamentals across a broad range of industries, including electronics, semiconductors, software, telecommunications infrastructure, and telecommunications equipment.

Q.  WHAT ABOUT HEALTH CARE AND INDUSTRIAL GOODS AND SERVICES STOCKS?

A. After seeing significant gains from Japanese pharmaceutical stocks, we've started to redirect our attention toward a number of European pharmaceutical and medical device companies that we believe are poised for strong earnings growth and offer more attractive valuations compared to their Japanese counterparts. In the industrial goods and services sector, we've maintained our overweighted exposure to European aerospace companies because we see the potential for 15% to 20% earnings growth this year and because many of these stocks have been trading at what we think are very low valuations. Overall, our holdings in the health care and industrial goods and services sectors rallied during the past few months as we experienced a rotation out of technology, media, and telecommunications stocks. In general, this trend, along with favorable stock selection, has aided the portfolio's relative performance during the past quarter.

Q.  WHICH HOLDINGS CONTRIBUTED FAVORABLY AND WHICH HURT PERFORMANCE?

A. In the financial services sector, we've already mentioned HSBC and ING Groep, but other contributors were Axa Group, Royal Bank of Scotland, CGU, and Credit Suisse Group, all of which benefited from improving business fundamentals and a recovering economic environment. Among health care stocks, fund performance benefited from substantial holdings in Pharmacia, AstraZeneca, Novartis, and Chugai Pharmaceuticals, which experienced strong price appreciation due to steady earnings growth and robust demand for their products. On the negative side, the fund was hurt by our holdings in Vodafone Group and KPN Royal Dutch Telecom. In spite of our belief that growth and earnings outlooks for these companies remain positive, investors sold off these stocks along with most wireless and telephone services stocks during the latter part of the period.

Q.  WHAT'S YOUR OUTLOOK FOR INTERNATIONAL MARKETS?

A. We continue to believe that the pace and benefits of corporate restructuring and consolidation should accelerate over the next few years. Increasingly, company executives overseas have been placing an emphasis on getting the stock prices of their firms higher, as evidenced by the increasing number of corporate announcements from international companies detailing restructuring efforts and mergers and acquisitions. In addition, tough global competition has pushed industry consolidation and restructuring to the forefront of corporate boardrooms. In our view, these are positive business trends that are likely to persist in the near term, and could provide support for international equity markets.

 /s/ David A. Antonelli

     David A. Antonelli
     Director of International Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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FUND FACTS
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OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       JANUARY 2, 1997

CLASS INCEPTION:             CLASS A  JANUARY 2, 1997
                             CLASS B  JANUARY 2, 1998
                             CLASS C  JANUARY 2, 1998
                             CLASS I  JANUARY 2, 1997

SIZE:                        $211.4 MILLION NET ASSETS AS OF AUGUST 31, 2000

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2000. Index information is from January 1, 1997.)

                           MFS Research
                           International           MSCI EAFE
                           Fund - Class A            Index
            -------------------------------------------------
            1/97              $ 9,425              $10,000
            8/97               10,330               10,476
            8/98               10,735               10,490
            8/99               13,261               13,220
            8/00               17,638               14,517


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      +33.00%      +70.74%      +87.14%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  +33.00%      +19.52%      +18.67%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  +25.35%      +17.19%      +16.77%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      +32.14%      +68.20%      +84.35%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  +32.14%      +18.93%      +18.19%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  +28.14%      +18.21%      +17.66%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      +32.17%      +68.11%      +84.24%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  +32.17%      +18.90%      +18.17%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  +31.17%      +18.90%      +18.17%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      +33.61%      +72.63%      +89.20%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  +33.61%      +19.96%      +19.03%
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COMPARATIVE INDICES(+)
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Average international fund+                                         +17.86%      +12.56%      +12.48%
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                                    + 9.81%      +11.49%      +10.70%
-----------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through
    August 31, 2000. Index information is from January 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                        17.8%
            TECHNOLOGY                                17.4%
            UTILITIES & COMMUNICATIONS                16.9%
            HEALTH CARE                               11.8%
            INDUSTRIAL GOODS & SERVICES                8.2%


TOP 10 STOCK HOLDINGS

VODAFONE GROUP PLC  4.2%                NOVARTIS A.G.  2.2%
U.K. telecommunications company         Swiss pharmaceutical company

ING GROEP N.V.  2.7%                    ROYAL DUTCH PETROLEUM CO.  2.0%
Dutch insurance company                 Oil exploration and production company

HSBC HOLDING CORP.  2.6%                AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.  1.8%
U.K. insurance company                  Multinational bank holding company

BP AMOCO PLC  2.5%                      NIPPON TELEGRAPH & TELEPHONE CO.  1.7%
U.K. oil and production company         Japanese telecommunications services company

CHUGAI PHARMACEUTICAL CO. LTD.  2.3%    ALCATEL  1.7%
Japanese pharmaceutical company         French telecommunications equipment company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 91.6%
-----------------------------------------------------------------------------
ISSUER                                                  SHARES          VALUE
-----------------------------------------------------------------------------
Foreign Stocks - 89.0%
  Australia - 3.0%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                         476,090   $  3,575,671
    Broken Hill Proprietary Co. Ltd. (Mining)          131,900      1,442,007
    Cable & Wireless Optus Ltd. (Telecommunications)   515,084      1,371,653
                                                                 ------------
                                                                 $  6,389,331
-----------------------------------------------------------------------------
  Bermuda - 0.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*    18,290   $    285,781
-----------------------------------------------------------------------------
  Canada - 3.3%
    AT&T Canada, Inc. (Telecommunications)*             23,820   $    790,526
    BCE, Inc. (Telecommunications)                      89,100      2,004,750
    Manitoba Telecom Services (Telecommunications)      66,870      1,238,333
    Nortel Networks Corp. (Telecommunications)          35,564      2,900,689
                                                                 ------------
                                                                 $  6,934,298
-----------------------------------------------------------------------------
  China - 1.0%
    China Telecom Ltd. (Telecommunications)            285,000   $  2,192,729
-----------------------------------------------------------------------------
  Finland - 0.2%
    Sonera Oyj (Telecommunications)                     12,330   $    411,406
-----------------------------------------------------------------------------
  France - 9.4%
    Alcatel (Telecommunications)                        40,570   $  3,313,966
    Axa (Financial Services)                            13,893      1,976,281
    Banque Nationale de Paris
      (Banks and Credit Cos.)                           19,340      1,776,299
    Business Objects S.A., ADR
      (Computer Software - Systems)*                     4,660        533,570
    Integra S.A. (Computer Software - Services)*        41,750        681,700
    Natexis Co. (Financial Services)*                    6,120        464,341
    Sanofi-Synthelabo S.A.
      (Medical and Health Products)*                    27,360      1,332,931
    Societe Television Francaise (Entertainment)        26,136      1,904,152
    STMicroelectronics N.V. (Electronics)               31,270      1,914,680
    Technip S.A. (Construction)                         20,650      2,677,254
    Total S.A., "B" (Oils)                              21,683      3,215,252
                                                                 ------------
                                                                 $ 19,790,426
-----------------------------------------------------------------------------
  Germany - 1.3%
    Fresenius AG (Medical Supplies)                      6,080   $  1,467,546
    Fresenius AG, Preferred (Medical Supplies)          14,570        665,865
    GFT Technology AG (Computer Software
      - Services)*                                       8,270        565,087
                                                                 ------------
                                                                 $  2,698,498
-----------------------------------------------------------------------------
  Hong Kong - 0.5%
    Li & Fung Ltd. (Consumer Goods and Services)       218,000   $    950,439
-----------------------------------------------------------------------------
  Ireland - 0.3%
    Trintech Group PLC, ADR (Computer Software
       - Products)*                                     21,090   $    569,430
-----------------------------------------------------------------------------
  Italy - 1.2%
    Banca Intesa S.p.A. (Financial Services)           377,440   $  1,614,411
    Monte Paschi Siena (Banks and Credit Cos.)         191,870        890,488
                                                                 ------------
                                                                 $  2,504,899
-----------------------------------------------------------------------------
  Japan - 23.0%
    Canon, Inc. (Special Products and Services)         65,000   $  2,908,537
    Chugai Pharmaceutical Co. Ltd.
      (Medical and Health Products)                    253,000      4,509,381
    Daikin Industries Ltd. (Consumer Goods
      and Services)                                     83,000      1,670,122
    Eisai Co. Ltd. (Medical and Health Products)        52,000      1,570,732
    Fast Retailing Co. (Retail)                         30,400      4,882,251
    Fujitsu Ltd. (Computer Hardware - Systems)          56,000      1,623,264
    Hitachi Ltd. (Electronics)                         100,000      1,184,803
    Honda Motor Co (Automotive)                         45,000      1,646,341
    Keyence Corp. (Electronics)                          6,110      2,029,024
    Meitec Corp. (Computer Software - Systems)           3,800        175,741
    Mimasu Semiconductor Industry Co. Ltd.
      (Electronics)                                     59,600      1,006,938
    Mitsubishi Electric Corp. (Electronics)            201,000      1,876,126
    Murata Manufacturing Co. Ltd. (Electronics)         17,800      2,726,773
    Nintendo Co. (Entertainment)                         5,700        986,004
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                           280      3,335,835
    Nitto Denko Corp. (Industrial Goods
      and Services)                                     24,700      1,000,976
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                  95      2,513,133
    Pioneer Electronic Corp. (Electronics)              34,000      1,435,272
    Rohm Co. (Electronics)                               6,500      1,850,610
    Secom Co. (Consumer Goods and Services)             24,500      1,785,788
    Sony Corp. (Electronics)                            25,000      2,790,807
    Sumitomo Realty & Development
      (Banks and Credit Cos.)                          251,000      1,090,178
    Tokyo Broadcasting System, Inc. (Entertainment)     43,000      1,540,901
    Tokyo Gas Co. Ltd. (Gas)                           387,000        994,728
    Victor Company of Japan (Telecommunications)       145,000      1,224,203
    Yahoo Japan Corp. (Internet)*                            1        300,188
                                                                 ------------
                                                                 $ 48,658,656
-----------------------------------------------------------------------------
  Mexico - 0.6%
    Telefonos de Mexico S.A., ADR
      (Telecommunications)                              23,710   $  1,290,713
-----------------------------------------------------------------------------
  Netherlands - 11.0%
    ABN Amro Holdings N.V. (Finance)                    22,650        562,789
    Akzo Nobel N.V. (Chemicals)                         44,533      1,968,420
    Fugro N.V. (Engineering)*                           18,610      1,040,414
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                        45,345      1,297,712
    ING Groep N.V. (Financial Services)*                80,521      5,387,655
    Jomed N.V. (Medical and Health Products)*           34,460      2,097,479
    KPN N.V. (Telecommunications)*                      91,440      2,435,126
    Libertel N.V. (Telecommunications)*                 63,540        899,347
    Philips Electronics N.V. (Electronics)              52,713      2,563,407
    Royal Dutch Petroleum Co. (Oils)                    64,670      3,931,087
    Versatel Telecommunications N.V.
      (Telecommunications)*                             38,200      1,088,147
                                                                 ------------
                                                                 $ 23,271,583
-----------------------------------------------------------------------------
  Singapore - 2.5%
    Datacraft Asia Ltd. (Telecommunications)           178,745   $  1,501,458
    DBS Group Holdings Ltd. (Financial Services)        78,260        946,070
    Natsteel Electronics Ltd. (Electronics)            160,600        536,702
    Overseas Union Bank Ltd. (Banks and Credit Cos.) 237,000 1,198,361 Singapore Press Holdings Ltd. (Printing and
      Publishing)                                       70,000      1,126,933
                                                                 ------------
                                                                 $  5,309,524
-----------------------------------------------------------------------------
  South Korea - 1.6%
    Korea Telecom Corp. (Telecommunications)*           21,055   $    797,458
    Samsung Electronics (Electronics)                   10,770      2,656,801
                                                                 ------------
                                                                 $  3,454,259
-----------------------------------------------------------------------------
  Spain - 1.3%
    Altadis S.A. (Tobacco)                              98,387   $  1,439,719
    Cortefiel S.A. (Retail)                             62,381      1,260,476
                                                                 ------------
                                                                 $  2,700,195
-----------------------------------------------------------------------------
  Sweden - 2.0%
    Saab AB, "B" (Aerospace)                           317,463   $  2,557,255
    Scandinavia Online Co. (Internet)*                  25,680        446,381
    Skandia Forsakrings AB (Financial Services)         57,428      1,162,584
    Tele Europe Holdings AB (Telecommunications)*        2,350         28,893
                                                                 ------------
                                                                 $  4,195,113
-----------------------------------------------------------------------------
  Switzerland - 5.8%
    Credit Suisse Group (Banks and Credit Cos.)          9,890   $  2,067,161
    Leica Geosystems AG (Engineering)*                   4,170      1,266,684
    Nestle S.A. (Food and Beverage Products)               909      1,959,452
    Novartis AG (Medical and Health Products)            2,870      4,340,844
    Synthes-Stratec, Inc. (Medical and Health
      Products)*                                         4,135      2,613,320
                                                                 ------------
                                                                 $ 12,247,461
-----------------------------------------------------------------------------
  United Kingdom - 20.9%
    AstraZeneca Group PLC (Medical and Health
      Products)                                         62,471   $  2,845,481
    BAE Systems PLC (Aerospace)*                       514,353      3,200,856
    Boots Co. PLC (Retail)*                            132,450        976,030
    BP Amoco PLC, ADR (Oils)                            89,424      4,940,676
    British Telecommunications PLC
      (Telecommunications)*                            112,477      1,427,642
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                             44,654        824,587
    Capital Radio PLC (Broadcasting)                    44,744      1,018,369
    Carlton Communications PLC (Broadcasting)           48,490        527,547
    CGU PLC (Financial Services)*                      174,051      2,676,271
    Diageo PLC (Food and Beverage Products)*           189,057      1,612,567
    Granada Media PLC (Entertainment)*                 121,180      1,142,594
    HSBC Holdings PLC (Financial Services)*            363,430      5,224,468
    HSBC Holdings PLC, Hong Kong Registered
      (Financial Services)*                            168,000      2,391,229
    Matalan PLC (Apparel and Textiles)                 121,580      1,085,520
    Next PLC (Retail)                                  121,448      1,095,793
    Reuters Group PLC (Business Services)              135,291      2,708,293
    Royal Bank of Scotland PLC
      (Banks and Credit Cos.)*                          70,275      1,268,145
    Standard Chartered PLC (Banks and Credit Cos.)*     69,040        955,425
    Vodafone Group PLC (Telecommunications)*         2,059,438      8,312,497
                                                                 ------------
                                                                 $ 44,233,990
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $188,088,731
-----------------------------------------------------------------------------
U.S. Stocks - 2.6%
  Biotechnology - 0.9%
    Pharmacia Corp.                                     32,867   $  1,924,774
-----------------------------------------------------------------------------
  Internet - 0.2%
    VIA Net.Works, Inc.*                                28,160   $    364,320
-----------------------------------------------------------------------------
  Oils - 0.6%
    Santa Fe International Corp.                        31,740   $  1,247,779
-----------------------------------------------------------------------------
  Telecommunications - 0.9%
    NTL, Inc.*                                          29,333   $  1,285,152
    UnitedGlobalCom, Inc.*                              16,020        613,766
                                                                 ------------
                                                                 $  1,898,918
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $  5,435,791
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $186,826,221)                     $193,524,522
-----------------------------------------------------------------------------

Preferred Stock - 2.2%
-----------------------------------------------------------------------------
  Germany - 2.2%
    Henkel KGaA, Preferred (Chemicals)                  10,291   $    663,000
    ProSieben Media AG, Preferred (Entertainment)*      13,480      2,015,622
    SAP AG, Preferred (Computer Software - Systems)      8,190      2,064,056
-----------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $3,937,733)              $  4,742,678
-----------------------------------------------------------------------------

Short-Term Obligations - 3.4%
-----------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)          VALUE
-----------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/01/00,
      at Amortized Cost                              $   7,260   $  7,260,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $198,023,954)                $205,527,200

Other Assets, Less Liabilities - 2.8%                               5,865,705
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $211,392,905
-----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $198,023,954)            $205,527,200
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        14,728,387
  Cash                                                                  511,818
  Foreign currency, at value (identified cost, $107,149)                104,602
  Receivable for investments sold                                     1,979,527
  Receivable for fund shares sold                                    11,109,619
  Interest and dividends receivable                                     334,783
  Other assets                                                            2,378
                                                                   ------------
      Total assets                                                 $234,298,314
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,622,637
  Payable for fund shares reacquired                                  6,542,833
  Collateral for securities loaned, at value                         14,728,387
  Payable to affiliates -
    Management fee                                                        5,734
    Reimbursement fee                                                     2,290
    Distribution and service fee                                          3,528
                                                                   ------------
      Total liabilities                                            $ 22,905,409
                                                                   ------------
Net assets                                                         $211,392,905
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $195,697,992
  Unrealized appreciation on investments and
    translation of assets and liabilities
    in foreign currencies                                             7,491,622
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     6,801,828
  Accumulated undistributed net investment income                     1,401,463
                                                                   ------------
      Total                                                        $211,392,905
                                                                   ============
Shares of beneficial interest outstanding                           13,125,842
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $109,309,758 / 6,749,825 shares of
     beneficial interest outstanding)                                $16.19
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                      $17.18
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $60,558,589 / 3,789,967 shares of
     beneficial interest outstanding)                                $15.98
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $31,125,989 / 1,949,433 shares of
     beneficial interest outstanding)                                $15.97
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $10,398,569 / 636,617
    shares of beneficial interest outstanding)                       $16.33
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
------------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Dividends                                                      $ 3,340,385
    Interest                                                           390,256
    Foreign taxes withheld                                            (173,913)
                                                                   -----------
      Total investment income                                      $ 3,556,728
                                                                   -----------
  Expenses -
    Management fee                                                 $   978,083
    Shareholder servicing agent fee                                     97,809
    Distribution and service fee (Class A)                             179,177
    Distribution and service fee (Class B)                             307,656
    Distribution and service fee (Class C)                             132,709
    Administrative fee                                                  15,845
    Custodian fee                                                      184,786
    Printing                                                            29,576
    Postage                                                             22,087
    Auditing fees                                                       17,214
    Legal fees                                                           1,645
    Miscellaneous                                                      110,791
                                                                   -----------
      Total expenses                                               $ 2,077,378
    Fees paid indirectly                                               (18,714)
    Reduction of expenses by investment adviser                        (69,805)
                                                                   -----------
      Net expenses                                                 $ 1,988,859
                                                                   -----------
        Net investment income                                      $ 1,567,869
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 7,385,933
    Foreign currency transactions                                     (130,537)
                                                                   -----------
      Net realized gain on investments and foreign
        currency transactions                                      $ 7,255,396
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 4,892,017
    Translation of assets and liabilities in foreign currencies        (13,293)
                                                                   -----------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 4,878,724
                                                                   -----------
        Net realized and unrealized gain on investments
            and foreign currency                                   $12,134,120
                                                                   -----------
          Increase in net assets from operations                   $13,701,989
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                                 2000                   1999
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $   1,567,869         $       1,580
  Net realized gain on investments and foreign currency
    transactions                                                                  7,255,396               665,065
  Net unrealized gain on investments and foreign currency
    translation                                                                   4,878,724             3,694,691
                                                                              -------------         -------------
    Increase in net assets from operations                                    $  13,701,989         $   4,361,336
                                                                              -------------         -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                        $     (29,205)        $      (5,023)
  From net investment income (Class B)                                                 --                    (630)
  From net investment income (Class C)                                                 --                    (186)
  From net investment income (Class I)                                               (4,468)               (1,934)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                         (622,589)             (103,796)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                         (413,053)              (70,643)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                         (144,208)              (19,022)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                          (36,231)              (17,130)
                                                                              -------------         -------------
    Total distributions declared to shareholders                              $  (1,249,754)        $    (218,364)
                                                                              -------------         -------------
Net increase in net assets from fund share transactions                       $ 166,568,540         $  19,419,365
                                                                              -------------         -------------
      Total increase in net assets                                            $ 179,020,775         $  23,562,337
Net assets:
  At beginning of period                                                         32,372,130             8,809,793
                                                                              -------------         -------------
At end of period (including accumulated undistributed net
  investment income of $1,401,463 and $31,465, respectively)                  $ 211,392,905         $  32,372,130
                                                                              =============         =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,    PERIOD ENDED
                                                                               ---------------------------    AUGUST 31,
                                                                               2000      1999      1998            1997*
------------------------------------------------------------------------------------------------------------------------
                                                                            CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                        $12.47    $10.24    $10.95           $10.00
                                                                             ------    ------    ------           ------

Income from investment operations# -
  Net investment income(S)                                                   $ 0.30    $ 0.03    $ 0.03           $ 0.06
  Net realized and unrealized gain on investments and foreign currency         3.78      2.36      0.35             0.89
                                                                             ------    ------    ------           ------
    Total from investment operations                                         $ 4.08    $ 2.39    $ 0.38           $ 0.95
                                                                             ------    ------    ------           ------

Less distributions declared to shareholders -
  From net investment income                                                 $(0.02)   $(0.01)   $(0.05)          $ --
  From net realized gain on investments and foreign currency transactions     (0.34)    (0.15)    (1.04)            --
                                                                             ------    ------    ------           ------
    Total distributions declared to shareholders                             $(0.36)   $(0.16)   $(1.09)          $ --
                                                                             ------    ------    ------           ------
Net asset value - end of period                                              $16.19    $12.47    $10.24           $10.95
                                                                             ======    ======    ======           ======
Total return(+)                                                               33.00%    23.53%     3.92%            9.60%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                                                   1.77%     1.72%     1.76%            1.68%+
  Net investment income                                                        1.91%     0.27%     0.28%            0.71%+
Portfolio turnover                                                              123%      136%       89%             137%
Net assets at end of period (000 Omitted)                                  $109,310   $16,839    $3,741           $1,314

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.75% of the fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997.
      To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:
         Net investment income (loss)                                        $ 0.29    $(0.05)   $(0.19)          $(0.01)
         Ratios (to average net assets):
            Expenses##                                                         1.84%     2.45%     3.99%            3.31%+
            Net investment
             income (loss)                                                     1.84%    (0.46)%   (1.94)%          (0.91)%+

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,           PERIOD ENDED
                                                          ------------------------------             AUGUST 31,
                                                              2000                  1999                  1998*
---------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $12.37                $10.21                 $ 9.93
                                                            ------                ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                           $ 0.18                $(0.04)                $(0.03)
  Net realized and unrealized gain on investments
    and foreign currency                                      3.77                  2.35                   0.31
                                                            ------                ------                 ------
      Total from investment operations                      $ 3.95                $ 2.31                 $ 0.28
                                                            ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                                $  --                 $(0.00)+++             $  --
  From net realized gain on investments and
    foreign currency transactions                            (0.34)                (0.15)                   --
                                                            ------                ------                 ------
      Total distributions declared to shareholders          $(0.34)               $(0.15)                $ --
                                                            ------                ------                 ------
Net asset value - end of period                             $15.98                $12.37                 $10.21
                                                            ======                ======                 ======
Total return                                                 32.14%                22.84%                  2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.42%                 2.37%                  2.41%+
  Net investment income (loss)                                1.19%                (0.36)%                (0.29)%+
Portfolio turnover                                             123%                  136%                    89%
Net assets at end of period (000 Omitted)                  $60,559               $10,683                 $3,141

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income
      (loss) per share and the ratios would have been:
        Net investment income (loss)                        $ 0.17                $(0.12)                $(0.24)
        Ratios (to average net assets):
          Expenses##                                          2.49%                 3.10%                  4.56%+
          Net investment income (loss)                        1.12%                (1.09)%                (2.43)%+
  * For the period from the inception of Class B shares, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,           PERIOD ENDED
                                                            ----------------------------             AUGUST 31,
                                                              2000                  1999                  1998*
---------------------------------------------------------------------------------------------------------------
                                                           CLASS C
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $12.36                $10.21                 $ 9.93
                                                            ------                ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                           $ 0.19                $(0.04)                $(0.01)
  Net realized and unrealized gain on investments
    and foreign currency                                      3.76                  2.34                   0.29
                                                            ------                ------                 ------
      Total from investment operations                      $ 3.95                $ 2.30                 $ 0.28
                                                            ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                                $  --                 $(0.00)+++             $ --
  From net realized gain on investments and
    foreign currency transactions                            (0.34)                (0.15)                  --
                                                            ------                ------                 ------
      Total distributions declared to shareholders          $(0.34)               $(0.15)                  --
                                                            ------                ------                 ------
Net asset value - end of period                             $15.97                $12.36                 $10.21
                                                            ======                ======                 ======
Total return                                                 32.17%                22.74%                  2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.42%                 2.37%                  2.40%+
  Net investment income (loss)                                1.28%                (0.33)%                (0.10)%+
Portfolio turnover                                             123%                  136%                    89%
Net assets at end of period (000 Omitted)                  $31,126                $3,802                   $729

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income
      (loss) per share and the ratios would have been:
        Net investment income (loss)                        $ 0.18                $(0.12)                $(0.22)
        Ratios (to average net assets):
          Expenses##                                          2.49%                 3.10%                  4.55%+
          Net investment income  (loss)                       1.21%                (1.06)%                (2.24)%+
  * For the period from the inception of Class C shares, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,           PERIOD ENDED
                                                              --------------------------------       AUGUST 31,
                                                              2000          1999          1998            1997*
--------------------------------------------------------------------------------------------------------------
                                                           CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $12.55        $10.26        $10.95           $10.00
                                                            ------        ------        ------           ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.26        $ 0.05        $ 0.06           $ 0.07
  Net realized and unrealized gain on investments and
    foreign currency                                          3.90          2.42          0.34             0.88
                                                            ------        ------        ------           ------
    Total from investment operations                        $ 4.16        $ 2.47        $ 0.40           $ 0.95
                                                            ------        ------        ------           ------

Less distributions declared to shareholders -
  From net investment income                                $(0.04)       $(0.02)       $(0.05)          $ --
  From net realized gain on investments and foreign
    currency transactions                                    (0.34)        (0.16)        (1.04)            --
                                                            ------        ------        ------           ------
    Total distributions declared to shareholders            $(0.38)       $(0.18)       $(1.09)          $ --
                                                            ------        ------        ------           ------
Net asset value - end of period                             $16.33        $12.55        $10.26           $10.95
                                                            ======        ======        ======           ======
Total return                                                 33.61%        24.08%         4.13%            9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.42%         1.37%         1.40%            1.68%+
  Net investment income                                       1.66%         0.47%         0.53%            0.85%+
Portfolio turnover                                             123%          136%           89%             137%
Net assets at end of period
  (000 Omitted)                                            $10,398        $1,047        $1,199           $1,022

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.75% of the fund's average daily net assets. The investment adviser and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                        $ 0.25        $(0.03)       $(0.15)          $ --
        Ratios (to average net assets):
          Expenses##                                          1.49%         2.10%         3.55%            2.81%+
          Net investment income (loss)                        1.59%        (0.26)%       (1.61)%          (0.28)%+

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $16,517,383. These loans were collateralized by U.S. Treasury securities of $2,516,529 and cash of $14,728,387 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    14,728,387         $14,728,387

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $7,020 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $11,694 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, accumulated undistributed net investment income decreased by $164,198 accumulated undistributed net realized gain on investments and foreign currency transactions increased by $100,425 and paid-in capital increased by $63,773 due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2000, aggregate unreimbursed expenses amounted to $292,629.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $167,112 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,212 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $40 and $4 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $13,733, $69,534 and $3,475 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $270,166,675 and $116,388,125, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $199,347,714
                                                          ------------
Gross unrealized appreciation                             $ 16,147,855
Gross unrealized depreciation                               (9,968,369)
                                                          ------------
    Net unrealized appreciation                           $  6,179,486
                                                          ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       YEAR ENDED AUGUST 31, 2000       YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            9,762,714    $ 155,804,018        1,418,503    $  15,861,961
Shares issued to shareholders in
  reinvestment of distributions           38,629          584,112            9,757          104,402
Shares reacquired                     (4,401,882)     (70,876,231)        (443,305)      (5,020,037)
                                   -------------    -------------    -------------    -------------
    Net increase                       5,399,461    $  85,511,899          984,955    $  10,946,326
                                   =============    =============    =============    =============

Class B shares
                                       YEAR ENDED AUGUST 31, 2000       YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            3,651,628    $  57,652,124          802,162    $   8,858,974
Shares issued to shareholders in
  reinvestment of distributions           25,657          384,601            6,545           69,831
Shares reacquired                       (750,837)     (11,885,597)        (252,900)      (2,765,499)
                                   -------------    -------------    -------------    -------------
    Net increase                       2,926,448    $  46,151,128          555,807    $   6,163,306
                                   =============    =============    =============    =============

Class C shares
                                       YEAR ENDED AUGUST 31, 2000       YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            2,502,389    $  39,526,126          293,111    $   3,297,967
Shares issued to shareholders in
  reinvestment of distributions            9,306          139,302            1,735           18,473
Shares reacquired                       (869,909)     (13,671,152)         (58,626)        (642,674)
                                   -------------    -------------    -------------    -------------
    Net increase                       1,641,786    $  25,994,276          236,220    $   2,673,766
                                   =============    =============    =============    =============

Class I shares
                                       YEAR ENDED AUGUST 31, 2000       YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            1,088,856    $  17,683,646           20,210    $     228,697
Shares issued to shareholders in
  reinvestment of distributions            2,675           40,695            1,775           19,062
Shares reacquired                       (538,370)      (8,813,104)         (55,359)        (611,792)
                                   -------------    -------------    -------------    -------------
    Net increase (decrease)              553,161    $   8,911,237          (33,374)   $    (364,033)
                                   =============    =============    =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest expense incurred on the borrowings amounted to $46 for the year. The average dollar amount of borrowings was $234,700 and the weighted average interest rate on these borrowings was 7.00%. A commitment fee of $885 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.



                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                            ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $695,804 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 0.70%.

FOR THE YEAR ENDED AUGUST 31, 2000, INCOME FROM FOREIGN SOURCES WAS $3,136,145, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $135,654.

MFS(R) RESEARCH INTERNATIONAL FUND

TRUSTEES                                                    ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                       Mark E. Bradley*
                                                            Robert Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac                  Laura Healy*
Surgery, Brigham and Women's Hospital;                      Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                            SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief                 Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                  ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                            CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,             State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting               AUDITORS
Group, Inc. (office services)                               Ernst & Young LLP

Arnold D. Scott* - Senior Executive                         INVESTOR INFORMATION
Vice President, Director, and Secretary,                    For information on MFS mutual funds, call
MFS Investment Management                                   your investment professional or, for an
                                                            information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief                     any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                           Eastern time (or leave a message anytime).
Management
                                                            INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight Resources,           MFS Service Center, Inc.
Inc. (acquisition planning specialists)                     P.O. Box 2281
                                                            Boston, MA 02107-9906
Ward Smith+ - Former Chairman
(until 1994), NACCO Industries                              For general information, call toll free:
(holding company)                                           1-800-225-2606 any business day from
                                                            8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                    For service to speech- or hearing-impaired,
500 Boylston Street                                         call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                                       from 9 a.m. to 5 p.m. Eastern time. (To use
                                                            this service, your phone must be equipped with
DISTRIBUTOR                                                 a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                         For share prices, account balances, exchanges,
Boston, MA 02116-3741                                       or stock and bond outlooks, call toll free:
                                                            1-800-MFS-TALK (1-800-637-8255) anytime
CHAIRMAN AND PRESIDENT                                      from a touch-tone telephone.
Jeffrey L. Shames*
                                                            WORLD WIDE WEB
DIRECTOR OF INTERNATIONAL                                   www.mfs.com
EQUITY RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH INTERNATIONAL FUND                                  ------------
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                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                               MRI-2  10/00  25M 99/299/399/899